SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2007

MAXXAM INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924

(Commission File Number)

95-2078752

(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

(Not applicable)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on May 16, 2007, regarding its 2007 first quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.
Date: May 16, 2007	By:	/s/ Bernard L. Birkel
Name:	Bernard L. Birkel
Title:	Secretary

EXHIBIT INDEX

Exhibit 99.1:	Earnings Release issued on May 16, 2007

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